OMI Corporation

CIBC Tanker Mini-Conference

March 25, 2004

Forward Looking Information

Certain statements contained in this report (including information incorporated by reference) are “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided for under these sections.  Our forward-looking statements include, without limitation:

estimates of future earnings and cash flows and the sensitivity of earnings and cash flows to charter rates;

estimates of when new vessels will be delivered by shipyards to the Company and when they may be chartered by customers;

estimates of when vessels may be contracted for sale and delivered to buyers;

estimates of when laws regulations or commercial decisions may remove older vessels from markets or enhance the value or earnings of double hulled vessels;

statements as to the projected development of the Company’s strategy and how it may act to implement its strategy;

estimates of future costs and other liabilities for certain environmental matters and investigations and the expectations concerning insurance coverage therefore;

estimates of relating to expectations in world economic activity, growth in the demand for crude oil and petroleum products and their affect upon tanker markets;

estimates of the number of drydockings of vessels, their costs and the number related offhire days estimates of capital requirements and the sources of the funding;

statements regarding financial hedges and their affects.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements.  Such risks include, but are not limited to, supply of tankers, demand for their use, world economic activity, breakdown of vessels and resultant time out of service as well as repair cost, availability and cost of insurance, governmental regulation, customer preferences and availability and cost of financing.  More detailed information regarding these factors is included in filings with the Securities and Exchange Commission.  Given these uncertainties, readers are cautioned not to place undue reliance on our forward-looking statements.

All subsequent written and oral forward-looking statements attributable to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements.  We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of a new information, future events or otherwise, except as maybe required under applicable securities laws.

Leading seaborne transporter of crude oil and refined petroleum products

37 vessels (3.1 million dwt)

Focused on Suezmax tankers (crude) and product carriers (refined)

Blue-chip customer base, including global oil majors

Founded in 1960; NYSE listed (market cap~$900mm)

Tax efficient structure with Marshall Islands incorporation

Overview of OMI

Attractive current and long term industry fundamentals

Young, modern fleet

Significant “locked in” cash flows through time charters

Upside potential from Suezmax fleet

Low cost operations with experienced management team

Strong financial position with significant underlying asset value

Proven commitment to a strong balance sheet

Focus on increasing shareholder value

Investment Highlights

Attractive Industry Fundamentals

Crude Market

Steadily growing oil demand (1-2% long-term growth)

Incremental supply from long-haul sources

Supply disruptions

Low inventory levels

Increasing demand for clean products (2+% long-term growth)

Refining capacity being built away from consuming areas

Low inventory levels

New EU and IMO regulations causing accelerated scrapping

Aging world fleet offset by significant supply in 2004 and 2005

Most shipbuilding capacity full through 2006

Increase in asset values

Overall Market

Clean Market

Key Market Trends

New EU and IMO Environmental Regulations

Ban on all single hull tankers carrying heavy crude and fuel oil

EU beginning October 2003

IMO beginning April 2005

For single hull tankers carrying any other oil:

Category I banned by the end of 2005 or before

Category II banned by the end of 2010

Over 15 years must undergo inspection

*   Excludes voluntary scrapping

** Assume 2.5% per annum oil demand growth, which corresponds to 4% per annum tanker demand growth

Tight Tanker Supply/Demand Balance
in the Next Few Years

3

3

Tanker Supply/Demand Balance

12

24

Tanker Demand Growth**

15

27

Tanker Fleet Growth

1

32

less: IMO Mandated Scrappings*

16

59

Tanker Deliveries

(in millions of deadweight tons)

2006

2004-2005

-7

15

8

28

36

by Mar. 31, 2005

but….

Modernization of OMI’s Fleet

Note: Average age as of December 31, 2003 (excludes 7 newbuilds to be delivered in 2004, 2005, and 2006 and the Loire delivered in Feb. 2004)

Core Fleet

OMI has spent $1.0 billion since 1998 modernizing and expanding its fleet

Benefits of Modern Vessels

Greater customer acceptance

Increases commercial opportunities

Favorable rate differential

Enhanced effectiveness

Increased speed

Improved efficiency

Lower maintenance costs and less downtime

Balanced Chartering Strategy

Our objective is to cover fixed costs (1) with EBITDA from our time charters

Maintain a mix of time charters and spot exposure

20 of 21 product carriers have time charters (3-5 years)

14 of 16 crude vessels operate in the spot market

Spot market exposure provides upside in a rising spot market

Several of our time charters have profit sharing arrangements

$1,000 a day increase in rates results in $6.3mm increase in operating income

Use of charter pools for our Suezmax and Panamax tankers to
increase market presence and asset utilization

(1)

Fixed cost include G&A and operating expenses for time charters and interest.

Example - OMI Profit Shares

Principal: All FCF to repay
principal

Interest Cost: 4.5% per
annum

Financing: 85% for 5 years

Purchase Price: $30 million

We have invested and plan to invest about $240
million or 20% of our assets in this type of project

ROE If Market is at $19,000/d: 28.21%

ROE If Market is at $15,000/d: 20.95%

ROE at Base Rate: 16.55%

ROI at Base Rate: 7.16%

Base Rate: $13,000/d for 5 years

Profitable Long-Term Fixed Contracts

(1)

Time charter (TC) revenue and Voyage revenue less Voyage expenses.

TCE Revenue1 ($mm)

$161

$178

$163

$269

Low-Cost Operations

Key factors driving lower operating expenses include a younger fleet,

scale efficiencies, management focus and outsourcing

Source:  Drewry Shipping Consultants Ltd. (June 2003 Ship Operating Costs Annual Review and Forecast)

               and OMI  Corporation

Low Cash Breakeven Rates

$11,519

$9,083

Source is listed on page 13.

Profitability Through Industry Cycles

Industry Sources and OMI

Disciplined CAPEX Program

Seven Ice-Class 1A Product Carriers to be delivered from April 2004-
2006

Total cost:  $206mm

Remaining cash payments:  $68mm in 2004, $91mm in 2005, and $20mm in 2006

Charters on four of vessels

2 ships chartered to Total (5 year charters)

2 ships chartered to Handytankers (5 year charters)

Drydock expenses $7 to $8mm annually

Strong Balance Sheet

($mm)                                                                                                                                                                                             Dec. 31, 2003

Cash

$48.8

Bank Debt

364.9

Senior Notes

200.0

Total Funded Indebtedness

564.9

Shareholders’ Equity

537.7

Total Capitalization

$1,102.6

Net Debt/Net Cap*

49.0

%

*Net debt is debt less cash or $516.1M.

(A) - Net Debt / Net Capitalization

+126%

142.5M

54.0M

121.5M

63.0M

Cash Provided by
Operating Activities

Comments

2003

2002

2001

2000

+111%

$538M

$438M

$402M

$255M

Book Equity

+110%

$1,116M

$972M

$779M

$532M

Vessels (at cost)

Decrease leverage while
increasing fleet size

49%

52%

51%

52%

Leverage (A)

Average ROE of 18% for the
four year period

16%

4%

25%

25%

Return on Equity

Decrease in age of fleet

5.8yrs

6.2yrs

6.6yrs

6.4yrs

Average Age of Fleet

+625%

$116M

$90M

$44M

$16M

Long-Term Contract
Revenue

+43%

3.0M

2.7M

2.2M

2.1M

Fleet (dwt)

OMI’s Track Record

OMI’s Recent Developments

Initiated regular quarterly dividend of 5 cents per
share (ex-dividend date Mar. 22)

Expect EPS of at least 66 cents EPS for 1q04

Contracted 47,000DWT Product Carrier for delivery
3q05

OMI’s Unique Investment Qualities

Modern Fleet

Low Cost Operations

Balanced Chartering Strategy

Strong Balance Sheet

Disciplined Investments

Track Record

Our goal is to continue to achieve higher earnings than
we previously made at that point in the cycle historically

20